CONSENT OF INDEPENDENT AUDITORS

The Board of Trustees
Republic Portfolios:

We consent to the reference to our firm under the caption "Independent Auditors" in the statements of additional information included herein.


                                       KPMG Peat Marwick


Toronto, Ontario
November 25, 1996

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Trustees
Republic Advisor Funds Trust:

We consent to the reference to our firm under the caption "Independent Auditors" in the statements of additional information included herein.


                                        KPMG Peat Marwick LLP


Boston, Massachusetts
November 25, 1996

           CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We  consent  to the  reference  to our firm  under the  caption  "Financial
Highlights"   in  each   Prospectus  of  Republic   Fixed  Income  and  Republic
International Equity Funds in Post Effective AmendmentNo. 2 to the Registration Statement (Form N-1A, No. 33302205) of Republic Advisor Funds Trust.

     We also consent to the incorporation by reference therein of our reports dated December 8, 1995 for Republic International Equity and Republic Fixed Income Funds, each a series of Republic Funds(the "Predecessor Fund"), on the financial statements and financial highlights included in their respective Annual Reports.



                                        ERNST & YOUNG LLP




November 22, 1996
Boston, Massachusetts

              CONSENT OF ERNST & YOUNG, INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Independent Auditors" in the Statements of Additional Information of Republic Fixed Income and Republic International Equity Funds in Post-Effective Amendment No. 2 to the Registration Statement (Form N-1A, No. 333-02205) of Republic Advisor Funds Trust.

     We also consent to the incorporation by reference therein of our reports, dated December 8, 1995 for Republic International Equity and Republic Fixed Income Portfolios of Republic Portfolio Trust,on the financial statements and financial highlights included in their respective Annual Reports.


                                        ERNST & YOUNG




November 22, 1996
Grand Cayman, Cayman Islands